UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  Reported:  December 22, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware            1-2691               13-1502798
(State of Incorporation)(Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)               (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01 Other Events

American  Airlines,  Inc. is filing  herewith  an  Eagle  Eye communication to investors by its parent company, AMR Corporation. This document includes (a) actual unit cost, fuel price, capacity and traffic information for October and November and (b) forecasts of unit cost, revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, liquidity expectations, other income/expense estimates and share count.





                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines,Inc.



                                        /s/Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  December 22, 2006


AMR EAGLE EYE

December 22, 2006

Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document, the words "expects", "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook", "may," "will," "should" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues and costs; future financing plans and needs; overall economic and industry conditions; plans and objectives for future operations; and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. This document includes forecasts of unit cost and revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, other income/expense estimates, share count, and statements regarding the Company's liquidity, each of which is a forward-looking statement. Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the materially weakened financial condition of the Company, resulting from its significant losses in recent years; the ability of the Company to generate additional revenues and significantly reduce its costs; changes in economic and other conditions beyond the Company's control, and the volatile results of the Company's operations; the Company's substantial indebtedness and other obligations; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; continued high fuel prices and further increases in the price of fuel, and the availability of fuel; the fiercely competitive business environment faced by the Company, and historically low fare levels; competition with reorganized and reorganizing carriers; the Company's reduced pricing power; the Company's likely need to raise additional funds and its ability to do so on acceptable terms; changes in the Company's business strategy; government regulation of the Company's business; conflicts overseas or terrorist attacks; uncertainties with respect to the Company's international operations; outbreaks of a disease (such as SARS or avian flu) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; increased insurance costs and potential reductions of available insurance coverage; the Company's ability to retain key management personnel; potential failures or disruptions of the Company's computer, communications or other technology systems; changes in the price of the Company's common stock; and the ability of the Company to reach acceptable agreements with third parties. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2005.


This Eagle Eye provides updated guidance for the fourth quarter and the full year 2006.

Performance Update

Costs:  Unit cost forecasts are attached.

Revenue: Fourth quarter mainline passenger unit revenue is expected to increase between 3.8% and 4.8% year over year.
Fourth quarter consolidated passenger unit revenue is expected to increase between 3.6% and 4.6% year over year. In the Other
Revenue category, year over year improvements are expected to continue to moderate as prior year comparables become more difficult.

Liquidity: We expect to end the fourth quarter with a cash and short-term investment balance over $5 billion, including nearly
$500 million in restricted cash and short-term investments.




                                        Kenji Hashimoto
                                        Managing Director,Investor Relations







AMR EAGLE EYE

Fuel Forecast

Fuel Hedge Position:
    4Q06:  Hedged on 33% of consumption at an average cap of $68/bbl WTI Crude

AMR Fuel Price (Including Effective Hedges and Taxes) and Consumption
                                     Actual               Forecast
                                   Oct     Nov      Dec    4Q06     2006
  Fuel Price (dollars/gal)        1.91    1.82     1.98    1.91     2.02
  Fuel Consumption (MM gals)     263.4   247.5    268.0   778.9  3,184.6


Unit Cost Forecast (cents)

AMR Consolidated Cost per ASM
                                     Actual                Forecast
                                   Oct     Nov      Dec    4Q06     2006
  AMR Cost per ASM 1/            11.37   11.84    11.34   11.51    11.48
  AMR Cost per ASM (ex- fuel)2/   8.14    8.74     7.91    8.25     8.05



American Mainline Cost per ASM
                                     Actual                Forecast
                                   Oct     Nov      Dec    4Q06     2006
  AA Cost per ASM 1/             10.80   11.31    10.85   10.98    10.92
  AA Cost per ASM (ex-fuel) 2/    7.64    8.28     7.52    7.80     7.58


Note: The increase in ex-fuel CASM versus prior guidance is mostly attributable to reduced capacity associated with weather related cancellations in late November and early
      December, a rise in the Company's stock price since the third quarter and higher aircraft maintenance expense.


Capacity and Traffic Forecast
(millions)

AA Mainline Operations
                                     Actual                Forecast
                                   Oct     Nov      Dec    4Q06     2006
    ASMs                        14,345  13,438   14,368  42,152  174,035
      Domestic                   9,158   8,757    9,257  27,172  108,784
      International              5,187   4,681    5,111  14,979   65,251

    Traffic                     11,128  10,714   11,326  33,168  139,423

Regional Affiliate Operations
                                     Actual                Forecast
                                   Oct     Nov      Dec    4Q06     2006
    ASMs                         1,154   1,099    1,130   3,383   13,550
    Traffic                        850     806      786   2,442    9,964


AMR EAGLE EYE

Below the Line Income/Expense

Total Other Income (Expense) is estimated at $(170) million in the fourth quarter of 2006.

Share Count (millions)

                                   4Q2006
     Earnings                 Basic     Diluted
     Over $62 million          219        278
     $45 - $61 million         219        263
     $0 - $44 million          219        246
     Loss                      219        219


                                   FY 2006
     Earnings                 Basic     Diluted
     Over $229 million         205        263
     $172 - $228 million       205        248
     $0 - $171 million         205        231
     Loss                      205        205

1/  Data is as reported

2/ The Company believes that unit costs excluding fuel is a useful measurement to investors in monitoring the performance of the Company's costs excluding the volatility of fuel.

    Reconciliation to GAAP follows:



                                     Actual                  Forecast
                                   Oct     Nov         Dec   4Q06     2006
Cents
AMR CASM                           11.37  11.84      11.34  11.51    11.48
Less Fuel CASM                      3.23   3.10       3.43   3.26     3.43
AMR CASM Excluding Fuel             8.14   8.74       7.91   8.25     8.05



                                      Actual                  Forecast
                                   Oct      Nov        Dec    4Q06    2006
Cents
AA CASM                            10.80  11.31      10.85   10.98   10.92
Less Fuel CASM                      3.16   3.03       3.33    3.18    3.34
AA CASM Excluding Fuel              7.64   8.28       7.52    7.80    7.58